Exhibit 10.1.4

EXECUTION VERSION

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of February 7, 2017 (this “Amendment”), by and among KUEHG CORP., a Delaware corporation (the “Borrower”), KC SUB INC., a Delaware corporation (“Holdco”), the Required Lenders, the Required Revolving Lenders and the Incremental Lenders party hereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among KC MERGERSUB, INC., a Delaware corporation, who was merged with and into the Borrower, Holdco, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 9.02(b) of the Credit Agreement permits amendment of the Credit Agreement for certain purposes with the consent of the Borrower, Holdco and the Required Lenders and/or Required Revolving Lenders;

WHEREAS, the Borrower desires (a) to request that Incremental Term Commitments in an aggregate principal amount of $200,000,000 (the “New Term Loan Commitments”) be made available to the Borrower on the Amendment No. 4 Effective Date, which New Term Loan Commitments would constitute Incremental Term Commitments under the Credit Agreement (with the Loans thereunder constituting Incremental Term Loans under the Credit Agreement) and (b) to use the proceeds of the Loans to be made under the New Term Loan Commitments (i) to repay the entire outstanding principal amount of the Second Lien Term Loans and (ii) to pay all or a portion of any premiums, fees, costs and expenses (including, without limitation, any prepayment premiums, original issue discount, upfront fees and legal fees) incurred or payable by or on behalf of Holdco, the Borrower or any Restricted Subsidiary in connection therewith or in connection with the borrowing of such Loans or the negotiation, execution, delivery and performance of this Amendment and the transactions contemplated hereby (collectively, the “Amendment Transactions”);

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower, Holdco, the Required Lenders and the Required Revolving Lenders desire to effect certain amendments to the Credit Agreement (the “Initial Amendments”);

WHEREAS, after giving effect to the Initial Amendments, each Incremental Lender party hereto is willing to make the New Term Loans in the amount set forth opposite such Lender’s name on Schedule 2.01(b) hereto;

WHEREAS, after giving effect to the Initial Amendments and for purposes of effecting the New Term Loan Commitments, this Agreement shall constitute an Incremental Facility Amendment as set forth in Section 2.20(d) of the Credit Agreement; and

WHEREAS, each Person (a “New Incremental Term Lender”) that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A (a “Joinder”) as an New Incremental Term Lender will make Incremental Term Loans in the amount set forth on the signature page of such Person’s Joinder on the Amendment No. 4 Effective Date to the Borrower;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Initial Amendments. Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The definition of “Additional Term Notes” in Section 1.01 of the Credit Agreement is hereby amended by deleting “4.00:1.00” in clause (g)(w) and replacing it with “4.50:1.00”.

(b) The definition of “Ratio Debt” in Section 1.01 of the Credit Agreement is hereby amended by deleting “4.00:1.00” in clause (A) and replacing it with “4.50:1.00”.

(c) The definition of “Required Percentage” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Required Percentage” means, with respect to any fiscal year of the Borrower, (a) 75%, if the First Lien Net Leverage Ratio at the end of such fiscal year is greater than or equal to 4.00:1.00, (b) 50%, if the First Lien Net Leverage Ratio at the end of such fiscal year is less than 4.00:1.00 but greater than or equal to 3.75:1.00, (c) 25%, if the First Lien Net Leverage Ratio at the end of such fiscal year is less than 3.75:1.00 but greater than or equal to 3.50:1.00 and (d) 0%, if the First Lien Net Leverage Ratio at the end of such fiscal year is less than 3.50:1.00.”

(d) Section 2.20(a) of the Credit Agreement is hereby amended as follows:

(1) by deleting “4.00:1.00” in clause (ii)(A) of the first proviso to the first sentence thereof and replacing it with “4.50:1.00”; and

(2) by adding “; provided that, as of the Amendment No. 4 Effective Date and after giving effect to the borrowing of the Incremental Term Loans on such date, $0 of such Incremental Base amount has been drawn)” immediately after “(such amount the “Incremental Base Amount”.

(e) Section 6.12 of the Credit Agreement is hereby amended by deleting “6.70:1.00” and replacing it with “6.95:1.00”.

Section 2. Further Amendments to the Credit Agreement. Effective as of the Amendment No. 4 Effective Date (and, for the avoidance of doubt, after giving effect to the amendments set forth in Section 1), the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 4” means Amendment No. 4 to the Credit Agreement dated as of the Amendment No. 4 Effective Date.

“Amendment No. 4 Effective Date” means February 7, 2017, the date on which all conditions to effectiveness set forth in Section 5 of Amendment No. 4 are satisfied.

“Amendment No. 4 Joinder” means each Joinder dated February 7, 2017, entered into on the Amendment No. 4 Effective Date among the Borrower, the Administrative Agent and each New Incremental Term Lender.

(b) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(1) by deleting the word “and” prior to Amendment No. 3;

(2) by deleting the word “and” prior to Amendment No. 3 Joinder; and

(3) by adding immediately prior to the period therein, “, Amendment No. 4 and Amendment No. 4 Joinder”.

(c) The definition of “Incremental Term Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following

“The aggregate principal amount of the Incremental Term Commitments on the Amendment No. 4 Effective Date is $200,000,000.”

(d) The definitions of “Initial Revolving Loans”, “Initial Term Loans”, “Multicurrency Revolving Loan” and “U.S. Revolving Loan” in Section 1.01 of the Credit Agreement are hereby amended by deleting “Section 2.01” in each definition and replacing it with “Section 2.01(w)”.

(e) The definition of “New Incremental Term Lender” in Section 1.01 of the Credit Agreement is hereby deleted.

(f) Section 2.01 of the Credit Agreement is hereby amended by renumbering paragraphs (x), (y) and (z) as paragraphs (w), (x) and (y), respectively, and adding the following paragraph (z) to such Section:

“(z) (i) Subject to the terms and conditions hereof and of Amendment No. 4, each Incremental Term Lender severally agrees to make an Incremental Term Loan to the Borrower on the Amendment No. 4 Effective Date in the principal amount equal to its Incremental Term Commitment on the Amendment No. 4 Effective Date.

(ii) The Incremental Term Loans shall have the same terms as the Term B-1 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 4, except as modified by Amendment No. 4; it being understood that the Incremental Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans prior to the Amendment No. 4 Effective Date.

(iii) The Incremental Term Commitment of each Incremental Term Lender shall be automatically terminated on the Amendment No. 4 Effective Date upon the borrowing of the Incremental Term Loans on such date.”

(g) Section 2.10(a) is hereby amended by deleting the table therein and replacing it with the following:

Date	Amount
March 31, 2017	$2,221,999.99
June 30, 2017	$2,221,999.99
September 30, 2017	$2,221,999.99
December 31, 2017	$2,221,999.99
March 31, 2018	$2,221,999.99
June 30, 2018	$2,221,999.99
September 30, 2018	$2,221,999.99
December 31, 2018	$2,221,999.99
March 31, 2019	$2,221,999.99
June 30, 2019	$2,221,999.99
September 30, 2019	$2,221,999.99
December 31, 2019	$2,221,999.99
March 31, 2020	$2,221,999.99
June 30, 2020	$2,221,999.99
September 30, 2020	$2,221,999.99
December 31, 2020	$2,221,999.99
March 31, 2021	$2,221,999.99
June 30, 2021	$2,221,999.99
September 30, 2021	$2,221,999.99
December 31, 2021	$2,221,999.99
March 31, 2022	$2,221,999.99
June 30, 2022	$2,221,999.99

(h) Schedule 2.01(b) of the Credit Agreement is hereby amended by adding thereto the Incremental Term Commitments hereunder of the Incremental Term Lenders party hereto as set forth on Schedule 2.01(b) hereto.

Section 3. Applicable Margin. For purposes of the Incremental Term Loans incurred by the Borrower under the New Term Loan Commitments and subject to the final paragraph set forth in the definition thereof in the Credit Agreement, “Applicable Margin” means for Eurocurrency Rate Loans, 4.25% and (B) for ABR Loans, 3.25%.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 4 Effective Date that:

(a) Immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 4, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 4 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(b) At the time of and after giving effect to this Amendment, no Event of Default has occurred and is continuing.

Section 5. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) executed counterparts of this Amendment executed by a Responsible Officer of the Borrower and each of the the Guarantors, the Required Lenders and the Required Revolving Lenders; and

(2) a Note executed by a Responsible Officer of the Borrower in favor of each Incremental Term Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 4 Effective Date, if any;

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of Goodwin Procter LLP, New York counsel for the Loan Parties (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date);

(2) (i) a copy of each Organizational Document of the Borrower and the Guarantors certified as of a recent date by an appropriate governmental official or a Responsible Officer of the applicable Loan Party (or a certificate signed by a Responsible Officer of the applicable Loan Party certifying that the Organizational Documents of such Loan Party have not been amended or otherwise modified since the Amendment No. 3 Effective Date); (ii) signature and incumbency certificates of the

Responsible Officers of each Person that is a Loan Party on the Amendment No. 4 Effective Date executing a Loan Document on the Amendment No. 4 Effective Date; (iii) resolutions of the board of directors or similar governing body of each Person that is a Loan Party on the Amendment No. 4 Effective Date approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents by such Loan Party, certified as of the Amendment No. 4 Effective Date by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) for each Person that is a Loan Party on the Amendment No. 4 Effective Date from the applicable Governmental Authority in such Person’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 4 Effective Date; and

(3) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (d) and (e) of this Section 5 and that the Incremental Term Loans meet the requirements and conditions set forth in Section 2.20 of the Credit Agreement;

(c) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior the Amendment No. 4 Effective Date, including, without limitation, (i) the fees set forth in that certain Engagement Letter dated as of January 24, 2017, among the Borrower, Credit Suisse AG, Credit Suisse Securities (USA), LLC and Barclays Bank PLC, (ii) a closing fee, which may be structured as original issue discount, in an amount equal to 0.125% of the stated principal amount of each New Incremental Term Lender’s New Incremental Term Loan funded on the Amendment No. 4 Effective Date, payable to each such New Incremental Term Lender and (iii) a consent fee payable to each Lender who has delivered an executed counterpart to this Amendment, in an amount equal to 0.05% of, without duplication, the aggregate principal amount of such Lender’s outstanding Loans and/or unfunded Commitments under the Credit Agreement immediately prior to the Amendment No. 4 Effective Date, and, to the extent invoiced at least one (1) Business Day prior to the Amendment No. 4 Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment; provided that any such fees, other amounts or expenses may be offset against the proceeds of the Incremental Term Loans borrowed on the Amendment No. 4 Effective Date;

(d) No Event of Default shall exist, or would result from the Amendment and related Credit Event or from the application of the proceeds therefrom;

(e) The representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement and Section 4 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 5, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 4 Effective Date pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement;

(f) To the extent requested by a New Incremental Term Lender in writing not less than three (3) Business Days prior to the Amendment No. 4 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(g) The Administrative Agent shall have received a Borrowing Request not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Event; and

(h) The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each New Incremental Term Lender.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date and such notice shall be conclusive and binding.

Section 6. Expenses. Other than as set forth herein, the Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent as and when required by Section 9.03 of the Credit Agreement.

Section 7. Reaffirmation.

(a) Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 4 Effective Date, be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b) Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect.

(c) Each Guarantor hereby irrevocably and unconditionally ratifies and such Guarantor’s grant of security interest and pledge under the Security Agreement and each Loan Document and confirms that the liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to the Credit Agreement, as amended by this Amendment.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11. Effect of Amendment.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdco and the Borrower under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents and nothing herein can or may be construed as a novation thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KUEHG CORP.

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KC SUB, INC.

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 4]

KINDERCARE EDUCATION HOLDINGS LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KNOWLEDGE SCHOOLS LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KINDERCARE EDUCATION LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KINDERCARE EDUCATION AT WORK LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 4]

KCE CHAMPIONS LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KU EDUCATION LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KINDERCARE LEARNING CENTERS LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 4]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to Amendment No. 4]

EXHIBIT A

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of February 7, 2017 (this “Agreement”), by and among [                ] (the “New Incremental Term Lender”), KUEHG CORP. (the “Borrower”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to that certain Amendment No. 4 dated as of February 7, 2017 (this “Amendment”), by and among KUEHG CORP., a Delaware corporation (the “Borrower”), KC SUB INC., a Delaware corporation (“Holdco”), the Required Lenders, the Required Revolving Lenders and the Incremental Lenders party thereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among KC MERGERSUB, INC., a Delaware corporation, who was merged with and into the Borrower, Holdco, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Issuing Bank;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Term Commitments (the “Incremental Term Commitments”) with existing Lenders and/or New Incremental Term Lenders;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the New Incremental Term Lenders shall become Lenders pursuant to one or more Incremental Facility Amendments; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Loan Parties and the Administrative Agent entered into Amendment No. 4 to create the Incremental Term Commitments;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Incremental Term Lender hereby agrees to provide the Incremental Term Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(z) of the Credit Agreement. The Incremental Term Commitment provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents

Each New Incremental Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Commitment provided pursuant to this Agreement shall constitute Incremental Term Commitments for all purposes of the Credit

Agreement and the other applicable Loan Documents. Each New Incremental Term Lender hereby agrees to make an Incremental Term Loan to the Borrower in an amount equal to its Incremental Term Commitment on the Amendment No. 4 Effective Date in accordance with Section 2.01(z) of the Credit Agreement.

Each New Incremental Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other New Incremental Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each New Incremental Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned New Incremental Term Lenders shall become Lenders under the Credit Agreement and shall have the respective Incremental Term Commitment set forth on its signature page hereto, effective as of the Amendment No. 4 Effective Date.

For each New Incremental Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Incremental Term Lender may be required to deliver to the Administrative Agent pursuant to Section 8.11 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

Incremental Term Loan Commitments:

$[ ]

KUEHG CORP.

By:
Name:
Title:

KC SUB INC.

By:
Name:
Title:

ACCEPTED:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:
Name:
Title:

SCHEDULE 2.01(B)

Incremental Term Commitments

Lender	Term Commitment
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$200,000,000
Total	$200,000,000